Investor Presentation January 2018

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

Patrick at a Glance  Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Operates over 90 facilities in 20 states & China  Approximately 6,800 employees  Listed on the NASDAQ under ticker PATK  Approximately $1.5B in LTM revenue Q3‟17  Acquired 44 companies in our core markets since 2010 4 Our vision is centered around driving growth organically and through disciplined strategic acquisitions in all of our core market segments providing product expertise, differentiation, and optionality as well as expanding our customer centric geographic product footprint and reach  Common stock offering  Credit facility expansion to $450MM  Continued strategic investment  Completed 3-for-2 stock split  Acquisitions  13 companies  $249MM aggregate purchase price  $309MM annualized sales Facts 2017 Highlights

Marine 6% of Patrick‟s Q3-17 YTD Sales Industrial 12% of Patrick‟s Q3-17 YTD Sales MH 13% of Patrick‟s Q3-17 YTD Sales RV 69% of Patrick‟s Q3-17 YTD Sales 5 Market Platform Lifestyle & Leisure Housing & Industrial

6 6 Strategically aligned with OEM customers offering a nationwide network Over 90 facilities in 20 states with approximately 6,800 employees Headquarters Existing Patrick Facility Patrick Facility Profile *There is one manufacturing facility located in China that was part of the November 2017 LMI acquisition

Portfolio of Expertise with Key Capabilities

PATRICK INDUSTRIES, INC.	Lifestyle & Leisure		Housing & Industrial	
	RV	Marine	MH	Industrial
Plastics / Thermoforming	✓	✓		✓
Furniture & Sourcing/Specialty Bath, Shower & Closet Systems	✓	✓	✓	✓
Solid Surface / Granite / Quartz Countertops & Fabrication	✓	✓	✓	✓
Metal Fabrication / Fuel Tanks	✓	✓		✓
Fiberglass Component Products / Tooling / Hulls / Engineering & Design Services	✓	✓	✓	✓
Warehousing / Distribution / Logistics / Comprehensive Design Center	✓	✓	✓	✓
Electronics / Audio Systems / Appliances	✓	✓	✓	✓
Full & Partial Body Paint / FRP and Aluminum Sidewalls	✓			
Electrical / Wiring Solutions / Harnesses / Instrument Panels / Lighting	✓	✓	✓	✓
Hardwoods / Softwoods / Cabinetry	✓		✓	✓
Lamination / Custom Components	✓		✓	✓

PATRICK INDUSTRIES, INC.
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Outperforming End-Market Growth

RV Sales Growth

($ in millions, shipments in thousands)



5-Year CAGR
37%
11%
$188
$302
$428
$544
$690
$916
61%
42%
27%
27%
33%
252
286
321
357
374
431
25
28
38
44
47
55
227
258
283
313
327
376
2011
2012
2013
2014
2015
2016
Motorized Shipments
Towable Shipments
Patrick RV Sales

MH Sales Growth

($ in millions, shipments in thousands)



5-Year CAGR
17%
9%
$74
$83
$95
$110
$129
$159
+12%
+15%
+16%
+17%
+23%
52
+3%
55
+6%
60
+10%
64
+7%
71
+10%
81
+15%
2011
2012
2013
2014
2015
2016
Wholesale Units
Patrick MH Sales

Industrial Sales Growth

($ in millions, housing starts in thousands)
non-res construction spend (commercial), YoY chg.



5-Year CAGR
26%
14%
$46
$52
$71
$81
$101
$147
+13%
+37%
+14%
+25%
+45%
-4%
+5%
-1%
+10%
+12%
+12%
609
781
925
1,003
1,112
1,174
2011
2012
2013
2014
2015
2016
Residential Housing Starts
Patrick Industrial Sales

Patrick RV sales growth has outpaced industry growth for five consecutive years

Patrick MH sales growth has outpaced industry growth for five consecutive years

Patrick Industrial sales growth has outpaced industry growth for five consecutive years

Source: RVIA RV Wholesale Shipments Historical Glance, RVIA December 2016 Market Report, Manufactured Housing Institute December 2016 Monthly Economic Report, U.S. Census Bureau New Privately Owned Housing Units Started Annual Data through 2016, U.S. Census Bureau Value of Construction Put in Place in the United States, Not Seasonally Adjusted, through November 2016

Note: Non-residential construction spend includes lodging, office, commercial, health care, education, religious and amusement and recreation; 2016 non-residential construction spend increase represents YTD through November 2016 compared to same period of 2015

PATRICK INDUSTRIES, INC.

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Market Update: Lifestyle & Leisure

Demographic Trends  Overall camping experiences and RV awareness are driving growth among younger and more diverse participants  Younger campers looking for affordable recreation experience  38% of all campers are millennials (ages 18-35)  34% of new RVs sold in 2016 were to first time buyers  8 out of 10 of those new buyers were under age 65  Gen X and Millennials helping to drive this growth – making up 72% of new campers in 2016 10 RV Market Source: KOA North American Camping Report; RVIA  37.1 million North American households camp at least once a year and 22% of them are RV campers  3.4 million new households have started camping since 2014  Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers Faces of New Campers Favorable Demographic Trends All Campers 38% 34% 21% 7% Growing Camping Activity Millennials Gen X Boomer Mature Aged 34 and Younger - 18% Aged 35 to 54 - 41% Aged 55 to 64 - 32% Aged 65 and Older - 9% RV Demand by Age Group

Wholesale Shipment Growth vs. Prior Year Wholesale Retail RV Shipment Trends  Retail unit shipment growth has consistently been in line with or exceeded wholesale unit shipment growth  November adjusted retail is up 14% YTD, aligned with wholesale growth  Dealer inventory channels are balanced and well-positioned  Used inventories are low and order books from OEMs are strong 2016  Retail +11%  Wholesale +15% 2017 Nov-YTD  Retail +14%*  Wholesale +18% 2015  Retail +14%  Wholesale +5% RV Market *November 2017 ytd retail growth includes Company estimated adjustments for September, October and November 2017 Source: RVIA, SSI 11

Industry Outlook 12 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate continued potential for future growth trajectory based on current demographic indicators, discipline in the space, overall economic conditions and resilience and strength of the leisure lifestyle. Additionally, average shipment increases over each of the last prior peaks point to an extended runway with potential in excess of 580,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2017F RVIA; 2018F - 2020F Company Estimates; Consumer Confidence Index: The Conference Board +5% annual growth RV Market  Strong consumer confidence  Relatively low interest rates  Lower, stable fuel prices  Credit availability  Favorable employment and wage trends  Strength in equity and housing markets  Canadian markets showing signs of improvement Continued Favorable Macro Environment 585

Statistics  36% of the U.S. adult population participated in recreational boating in 2016  Estimated 141.6 million people went boating in 2016  11.9 million registered powerboats in the U.S. Overview Marine Market Outdoor Recreational Lifestyle  Continued core recreational boater demand  Three most popular boating activities: fishing, swimming & entertaining  Active, outdoor lifestyle continuing to grow, allowing for more time spent with family Trends Influencing the Market  Average age of registered boats continues to increase  Innovative, versatile boats helping new generations become boaters  Younger demographics and families allocating more time to leisure activities Source: National Marine Manufacturers Association (NMMA) 13

U.S. Marine Outlook Industry Volume Source: NMMA (traditional powerboat retail excluding jet boats); 2017F is Company estimate 1965-1991 Average 401,000 1992-2006 Average 306,000 The U.S. marine market continues its steady recovery with the potential for a long runway of steady growth with leisure lifestyle attractiveness and an aging inventory of used boats 14 Marine Market Average age of a used boat is approximately 25 years

Market Update: Housing & Industrial

Affordable Form of Home Ownership  Average structure cost per sq. ft. (2016) $48.82 (MH) vs. $107.18 (single family home)  Average MH retail price (2016) $70,600 for 1,446 sq. ft. (home only) Overview MH Market Statistics  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  80% of all new homes sold under $150,000 are MH Manufacturing  Flexible production process allows for more custom features at lower cost  Engineered for wind safety and energy efficiency based on geographic region Source: Manufactured Housing Institute (MHI) 16

Industry Outlook 17 Source: 1990-2016: MHI; 2017F - 2020F Company Estimates, NAHB The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash, including tight credit standards and lending. We believe, however, that there is pent-up demand and significant upside potential for this market based on current demographic trends, including multi-family housing capacity and improving consumer credit and financing conditions, among other factors. (shipments in thousands) MH Market +10% annual growth +15% annual growth

Residential End-Markets 18  Product Lines: • Kitchen cabinets and components • Household furniture • Solid surface countertops • Shower doors • Bathroom & closet systems  New housing starts are well below the prior peak and there continues to be pent-up demand, providing continued runway in new housing market  New housing demand on the West Coast has continued to increase as a % of new housing starts Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors; NAHB (as of December 19, 2017) Industrial Market 554 587 609 781 925 1,003 1,112 1,174 4,340 4,190 4,260 4,660 5,090 4,940 5,250 5,450 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 1,300 Existing Hom e Sales (000's)Ne w Ho us ing S ta rts (0 00 's) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales 21% 20% 22% 22% 23% 23% 24% 25% 117 120 133 175 215 235 266 291 20% 22% 24% 26% 28% 30% 0 100 200 300 400 W es t C oa st N ew H ou si ng S ta rts (0 00 's) Growth in West Coast Housing Market West Coast New Housing Starts % of New Housing Starts % of New Housing Starts

Residential Home Buying Strength 19 Sources: Euromonitor, BofA Merrill Lynch Global Research The key home buying population demographic began to increase in recent years following a 14 year decline 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 US population age 35-44 (000's) Key home buying demographic is poised to return to growth after a 14 year decline Key home buying demographic begins to decline

Big Box Retail  Kitchen cabinets  Custom wardrobe and shower systems  Electronics distribution  Polymer-based wall panels, adhesives and accessories Non-Residential End-Markets Industrial Market Retail and Commercial Fixtures  Store fixtures  Slotwall  Casework and office furnishings  Solid surface countertops High Rise, Office, Hospitality, Schools & Universities  Office furniture & cabinets  Solid surface, granite, & quartz countertops  Polymer-based wall and ceiling panels and other accessories  Bath and shower surrounds & wardrobe systems 20 Our current non-residential industrial strategy is to leverage our manufacturing and distribution capabilities, geographic footprint and product expertise to penetrate adjacent markets and identify new sales channels

Capital Allocation Strategy

Focused Capital Allocation Acquisitions Capital Expenditures Expansions Stock Repurchases Debt Reduction 22 Maintain efficient and flexible balance sheet through measured use of cash flows and leverage to drive growth and strong ROE Our capital allocation strategy is centered around the utilization of a balanced leverage position, strong cash flows and capital resources to grow and reinvest in the business model  Execute disciplined strategic acquisition program in core markets  Invest in internal growth and cost saving opportunities including product extensions, infrastructure and expansions  Focus on geographic expansion opportunities to leverage our existing relationships and expertise  Return excess capital to shareholders through share repurchases  Use strong cash flow to reduce debt and reload growth capacity

Acquisition Summary by Year 23 From 2014 – 2017…  We have executed on 21 acquisitions, acquiring 29 different companies with total revenues of ~$850 million  Averaged 5 acquisitions with ~$212 million in annualized acquired revenue over the last four years 2014 Acquisition Highlights 2016 Acquisition Highlights • 7 companies • 8 companies • $72MM aggregate purchase price • $139MM aggregate purchase price • $126MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2015 Acquisition Highlights 2017 Acquisition Highlights • 4 companies • 13 companies • $140MM aggregate purchase price • $249MM purchase price • $233MM annualized sales • $309MM annualized sales • Primarily RV market-based • Marine, RV, MH & Industrial market-based

$22 $26 $80 $42 $126 $233 $167 $309 2010 2011 2012 2013 2014 2015 2016 2017 Demonstrated Ability to Source, Acquire and Integrate 24 ($ in millions) $59MM Avg. Revenues Acquired  Commitment to expanding product portfolio within our core markets has resulted in over 40 strategic acquisitions since 2010  Since 2010, Patrick‟s acquisitions have provided ~$1B in annualized revenue (at the time of acquisition)  Averaged ~$236MM in annualized acquired revenues in last 3 years Increasingly executing on opportunities across diverse end-markets Acquisition Momentum Acquisition End-Market Mix 70% 93% 90% 80% 9% 80% 40% 48% 30% 1% 5% 11% 7% 10% 3% 6% 5% 9% 3% 8% 29% 28% 6% 5% 21% 21% 2010 2011 2012 2013 2014 2015 2016 2017 RV MH Industrial Marine # of Companies: 2 3 4 3 7 4 8 13 $236MM Avg. Revenues Acquired

Recreational Vehicle 25 Strong Brands & Product Expertise in Core Markets Li festyle & Leisur e Ho u sin g & In d us tria l Marine Manufactured Housing Industrial

Geographic and Product Expansion 1 2 3 4 5 PACIFIC NORTHWEST 1 SOUTHERN CALIFORNIA  Lamination  Aluminum  FRP  Fiberglass  Paint  Shower Doors TEXAS SOUTHEAST NORTHEAST 2 3 4 5 Focus on expansion opportunities with $250MM market potential 26 Financial Overview  Solid Surface  Hardwood Products  Pressed Products  Interior Doors  Plastics  Bath & Closet Systems Targeted Product Lines:

Capital Expenditures We will continue to invest in our infrastructure to drive efficiency and capacity and flex our capital spend when necessary to align with our demand levels ($ in millions) Strategic Capital Spending:  New Process / Automation  Increased Capacity  Increased Efficiencies 27 Strategic Capex

Cash Flow Generation and Growth ($ in millions) 28 $22 $46 $66 $97 2013 2014 2015 2016 Cash Flows from Operating Activities Cash Flows from Operating Activities $51 $65 $87 $96 2013 2014 2015 2016 Working Capital Working Capital $14 $39 $58 $82 2013 2014 2015 2016 Free Cash Flow Free Cash Flow Strong free cash flow generation provides flexibility across operational, financial and strategic objectives Free cash flow is calculated as operating cash flow less capital expenditures Working capital is calculated as current assets (excl. cash) less current liabilities (excl. current maturities of long-term debt); deferred tax assets are excluded from working capital given new accounting standard adopted by the Company in Q1 2016 3-Year 64% 3-Year 80% 3-Year 23% CAGR CAGR CAGR

Leverage Capacity 29 We expect to continue to utilize our leverage and cash flow in alignment with our capital allocation strategy Target Leverage Range (1) Leverage is the consolidated total indebtedness to consolidated adjusted EBITDA as defined by the 2015 Credit Agreement per Company 10-Q (1) 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x T o ta l Co n s o lid a te d L e v e ra g e $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $17MM of Acquisitions $140MM of Acquisitions $10MM of Acquisitions & $94MM Equity Offering $88MM of Acquisitions

 $437 +36% $595 +24% $736 +25% $920 +33% $1,222 2012 2013 2014 2015 2016 Sales Growth Sales Sales & Earnings Growth  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth and market share gains  Net Income and EPS continue steady growth driven by the following:  Leveraging of fixed costs  Tight management of controllable expenses  Realized cost synergies from acquisitions  Share buyback program *2012 net income excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.28 per diluted share ($ in millions except per share data) 30 $21 +13% $24 +28% $31 +38% $42 32% $56 $0.89 +11% $0.99 +29% $1.27 +42% $1.81 +34% $2.43 2012* 2013 2014 2015 2016 Earnings Growth Net Income Diluted EPS* *Reflects adjustment for 3-for-2 stock split effective 12/8/2017

Appendix

2 0 1 5 Company taken public (NASDAQ) Date of Incorporation Patrick History 32 1 9 5 9 Company founded 1 9 6 1 1 9 6 8 2 0 0 7 Acquired Adorn Holdings, Inc. – the largest acquisition in the Company‟s history 2 0 0 8 Todd Cleveland named President („08) and CEO („09) Completed 3-for-2 common stock split Acquisition Highlights (2010-2016)  31 companies  $411MM aggregate purchase price  $696MM annualized revenues 2 0 0 9 2 0 1 7  Common stock offering  Credit facility expansion to $450MM  Continued strategic investment  2017 Acquisitions o 13 companies o $249MM aggregate purchase price o $309MM annualized sales 2010 - 2016 Completed 3-for-2 common stock split

Stock Performance 33 As of December 31, 2017, our split-adjusted closing stock price was $69.45, approximately 236% of our pre-split closing stock price of $29.32 on December 31, 2014, and generating a 255% total shareholder return over that time period. Split Adjusted Stock Performance Source: NASDAQ

Steady Increase In Content Per Unit  Our focus on strategic acquisitions and organic growth have resulted in significant increases in our content per unit and sales outpacing our respective markets  RV and MH content per unit increase of 6% and 15%, respectively in Q3 2017 compared to 2016  Strategic Growth Initiatives  Acquiring new product lines and strong management teams  Developing new innovative product lines  Geographic expansion  Entering adjacent markets *100% market share in existing products would yield the ‘total potential’ content per unit amount; RV Content per unit re-stated excluding marine sales 34 $1,271 $1,488 $1,703 $2,009 $2,125 $6,800RV Content per Unit (Calculated on a TTM basis) $1,599 $1,614 $1,820 $1,901 $2,187 $7,100MH Con ent per Unit (C lculated on a TTM Basis)

Acquisition Summary by Year 35 2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $140MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $139MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights 2017 Acquisition Highlights • 3 companies • 13 companies • $17MM aggregate purchase price • $249MM purchase price • $42MM annualized sales • $309MM annualized sales • Primarily RV market-based • Marine, RV, MH & Industrial market-based

Portfolio of Expertise Plastics/Thermoforming Furniture & Sourcing / Specialty Bath, Shower & Closet Systems Solid Surface/Granite Countertops & Fabrication Metal Fabrication/Fuel Tanks Fiberglass Products/Tooling/ Engineering & Design Services Warehousing/Distribution/ Comprehensive Design Center Electronics/Appliances Full/Partial Body Paint Electrical/Wiring Solutions/ Harnesses/Instrument Panels/Lighting Hardwoods/Softwoods/Cabinetry We have a tremendous amount of product capabilities and expertise, creating a strategic and unique value proposition for our customers! Lamination/Custom Components 36

Acquisition Summary 2010 2011 2012 Quality Hardwoods Sales Blazon International Group The Praxis Group A.I.A. Countertops, LLC Infinity Graphics Décor Mfg., LLC Gustafson Lighting Creative Wood Designs, Inc. Middlebury Hardwood Products, Inc. Date of Acquisition: 01/2010 08/2010 06/2011 09/2011 12/2011 03/2012 07/2012 09/2012 10/2012 Final Purchase Price: $2.0 $3.8 $0.5 $5.5 $1.3 $4.3 $2.8 $3.0 $19.8 Annualized Revenue (from Date of Acquisition): $2.0 $20.0 $4.0 $20.0 $2.0 $17.0 $12.0 $18.0 $33.0 Segment: Manufacturing Distribution Distribution Manufacturing Manufacturing Manufacturing Distribution Manufacturing Manufacturing Industry: RV RV & MH RV RV & Industrial RV & Industrial RV RV RV RV, MH & Industrial Overview of Products: Cabinet Doors Wiring, electrical, plumbing, and other building products Painted countertops, foam products, and furniture products Solid surface countertops, backsplashes, tables, and signs Designer, producer, and installer of exterior graphics Laminated and wrapped products Interior and exterior lighting products, ceiling fans and accessories Hardwood furniture including interior hardwood tables, chairs, and dinettes Hardwood cabinet doors and other hardwood products Acquisition: 37 ($ in millions)

Acquisition Summary

($ in millions)

	2013			2014				2015		
Acquisition:	Frontline Mfg., Inc.	Premier Concepts, Inc.	West Side Furniture	Precision Painting Group	Foremost Fabricators, LLC	PolyDyn3, LLC	Charleston Corporation	Better Way Partners, LLC	Structural Composites of Indiana, Inc.	North American Forest Products & North American Moulding
Date of Acquisition:	09/2013	09/2013	09/2013	06/2014	06/2014	09/2014	11/2014	02/2015	05/2015	09/2015
Final Purchase Price:	$5.2	$2.6	$8.7	$16.0	$45.4	$1.3	$9.5	$40.5	$20.0	$79.7
Annualized Revenue (from Date of Acquisition):	$15.0	$10.0	$17.0	$28.0	$75.0	$2.5	$20.0	$50.0	$18.0	$165.0
Segment:	Manufacturing	Manufacturing	Distribution	Manufacturing	Manufacturing & Distribution	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing
Industry:	RV, MH & Industrial	RV, MH & Industrial	RV	RV	RV	RV	RV	RV	RV, Marine & Industrial	RV, MH & Industrial
Overview of Products:	Fiberglass bath fixtures including tubs and showers	Solid surface countertops	Recliners, mattresses, other furniture products	Exterior full body painting	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil	Fabricated simulated wood and stone products	Fiberglass and small plastic components	Fiberglass components	Fiberglass front and rear caps and roofs and other specialty fiberglass components	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials

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Acquisition Summary

($ in millions)

	2016						
Acquisition:	Parkland Plastics	The Progressive Group	Cana Cabinetry	Mishawaka Sheet Metal	L.S. Manufacturing, Inc.	BH Electronics, Inc.	Sigma Wire & KRA Intl.
Date of Acquisition:	02/2016	03/2016	05/2016	06/2016	07/2016	07/2016	12/2016
Final Purchase Price:	$25.2	$10.9	$16.5	$14.0	$11.2	$35.0	$26.1
Annualized Revenue (from Date of Acquisition):	$30.0	$23.0	$18.0	$28.0	$12.0	$35.0	$21.0
Segment:	Manufacturing	Distribution	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing
Industry:	RV & Industrial	RV & Industrial	MH & Industrial	RV & Industrial	RV & Industrial	Marine	RV, Marine & Industrial
Overview of Products:	Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding	Electronics	Custom cabinetry including hardwood and MDF doors, door fronts and mouldings	Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes	Thermoformed plastic parts and components, including shower surrounds/bases	Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems	PVC insulated wire and cable products, wire harnesses and associated assemblies

PATRICK INDUSTRIES, INC.
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Acquisition Summary

($ in millions)

	2017								
		Leisure Product Enterprises, LLC							
Acquisition:	Medallion Plastics, Inc.	Marine Concepts	Marine Electrical Products	Florida Marine Tanks	Wire Design	Baymont	Indiana Transport	LMI, Inc. & Related Cos.	Nickell Moulding
Date of Acquisition:	03/2017	05/2017			07/2017	09/2017	11/2017	11/2017	12/2017
Final Purchase Price:	$10.0	$73.5			$10.9	$3.4	$59.0	$81.0	$11.0
Annualized Revenue (from Date of Acquisition):	$20.0	$75.0			$10.0	$8.0	$100.0	$75.0	$21.0
Segment:	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Distribution	Manufacturing	Manufacturing
Industry:	RV & Industrial	Marine & Industrial	Marine	Marine & Industrial	RV, Marine & Industrial	MH & Industrial	RV & Marine	RV & Industrial	RV, MH & Industrial
Overview of Products:	Thermoformed dash and trim panels, fender skirts, interior packages, bumper covers and hoods	CNC plugs and molds, composite molds (open and closed), gelcoat and fiberglass parts and assemblies	Wire harnesses, fiberglass and fiberglass reinforced thermoformed helm systems, dash panels, and instrument panels	Manufactures, fabricates, and assembles aluminum fuel and holding tanks	Manufactures wire harnesses	Manufacturer and supplier of fiberglass showers, tubs, and tile systems	Transportation and logistics service provider	Designer, fabricator and installer of specialty glass, mirror, bath and closet building products	Manufacturer of hardwood and wrapped mouldings and trim, custom wood frames, and door components

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Product Overview

RV Market

Towables

	Fifth Wheel Travel Trailer	Conventional Travel Trailer	Folding Camper Trailer	Truck Camper
				
ASP	$50,234	$23,008	$11,147	$26,233
2016 Wholesale Units	80.4K	282.3K	10.2K	3.1K
2016 Market Size	$4.0B	$6.5B	$0.1B	$0.1B
Length	21 – 40 feet	12 – 35 feet	8 – 24 feet	8 – 20 feet
General Description	▪ Certain models offer as many as four slideouts ▪ Toy Haulers have become increasingly popular with active sports enthusiasts	▪ Smaller and lightweight composite models can be towed by mid-size or family vehicles ▪ Home-like features such as dining, bathroom and entertainment ▪ Slideouts available on certain models, creating option for expanded living space	▪ Appeal to budget-conscious RVers looking for roomy living quarters ▪ Compact size allows for easy storage and setup ▪ Limited standard home amenities compared to other models	▪ Economical option for camping trips ▪ Easily detachable, allows owner to use truck separately while at destination ▪ Minimal amenities compared to other models

Motorized

	Class A	Class B	Class C
			
ASP	$175,304	$112,732	$90,482
2016 Wholesale Units	22.7K	4.1K	28.0K
2016 Market Size	$4.0B	$0.5B	$2.5B
Length	21 – 40 feet	16 – 22 feet	21 – 35 feet
General Description	▪ Built on a heavy truck chassis ▪ Diesel and Gas models feature different performance capabilities ▪ Spacious living quarters with luxury features ▪ Ability to tow a small vehicle	▪ Built by adding taller roof and amenities to existing van ▪ Easy to maneuver ▪ Home-like features are standard ▪ Typically manufactured in limited quantities	▪ Built on medium truck chassis ▪ Similar features and amenities to Class A models ▪ Slideouts available in certain models, creating option for expanded living space

Source: RVIA 2016 Industry Profile

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Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Mattresses
Lighting
Vanity/Wall Mirrors
Drawer Fronts & Sides
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Kitchen & Bath Faucets & Sinks
Laminate & Ceramic Flooring
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

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Patrick Product Lines – RV Exterior


Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
StarRV
Motion Sensing Lights
LED Lighting
Paint & Paint Mask
Laminated Side Walls
Aluminum & FRP Side Walls
RV Power Cords & Inlets

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



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Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

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Market Stats  87% of industry 2016 unit sales  61% of estimated 2016 retail dollar sales, or $10.7 billion  Retail cost $5,000 to $160,000+ per unit  Average $29,000  13% of industry 2016 unit sales  39% of estimated 2016 retail dollar sales, or $7.0 billion  Retail cost $43,000 to $500,000+ per unit  Average $127,000 45 RV Market TOWABLE MOTORIZED Source: RVIA 2016 Industry Profile

Patrick Product Lines – MH


Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving

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Patrick MH Products Growth Potential Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware 47

Marine Products Aluminum Fuel & Holding Tanks Boat Hull Design & Tooling 48 Aluminum Fuel & Holding Tanks Electronics Dash Assemblies Wire Harnesses Wire Screens Helms Dash Assemblies Electronics Marine Growth Potential:  Wind Shields (Glass)  Plastic fuel & holding tanks  Fuel system related components  Plastic seat bases and components  Vinyls (biminis, covers)  Fabricated & extruded aluminum  Decking, flooring, carpet, vinyls  Gauges, instrument panels, displays  Lighting  Steering and throttle controls  Accessories Wire Harnesses